                                                                   EXHIBIT 10.17
                                     LEASE

                                 OFFICE BUILDING

PARTIES

     THIS LEASE made this 10th day of September 1996 between Judge Building Group Lessor, and City Search, Inc., as Lessee.

                                  WITNESSETH:

PREMISES

     Lessor does hereby lease to Lessee and Lessee hereby hires from Lessor those certain premises (hereinafter called "premises") consisting ofapproximately 4,645 rentable square feet, said premises being situated on the third floor of building, located at Judge Building, Suite 300 Salt Lake City, Utah 84111.

     Said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and the Lessee covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the conditions of such performance.

  1. PURPOSE. The premises are to be used for the conduct of general offices and such other uses as are compatible or necessary thereto and for no other purpose without the written consent of Lessor.

     TERM AND POSSESSION. The term of this Lease shall commence on the date that possession is provided to Lessee which shall be on or before See Addendum A, and the term shall expire at midnight following the expiration of 5 years from the commencement date.

     If the Lessor, for any reason whatsoever, cannot deliver possession of the said premises to Lessee at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event all rent shall be abated during the period between the commencement of the said term and the time when Lessor delivers possession.

  3. RENT. Lessee shall pay as base annual rent on the leased premises during the term hereof the amount set forth on the schedule below, with one-twelfth (1/12) of said amount to be paid each month. On the commencement date, Lessee shall pay in advance the rent attributable to the calendar or fractional calendar month with which the term of this Lease begins (if prorated) together with the rent attributable to the first full calendar month. Lessee shall pay in advance one-twelfth of the annual rent specified in this Section 3. Each rental payment or other sum required to be paid by Lessee under this Lease shall be delivered to Lessor at Judge Building Group, C/O D.M. Properties, Inc., 2180 E. 4500 So. #110 Accounting Office SLC, UT 84117 or to such other address as
Lessor may hereafter designate in a written notice given to Lessee. Any installment of rent, other sum, or any portion of such installment or sum required under this Lease to be paid by Lessee which has not been paid within ten (10) days after the due date thereof shall, whether or not demand therefore is made or notice of default is given, bear interest at the rate of twelve percent (12%) per annum from the due date thereof until paid in full. In addition thereto, Lessor may charge a sum equal to five percent (5%) of each unpaid amount as a service fee to compensate Lessor for the additional time and expense necessitated in the handling of delinquent payments.

     The rental schedule for base rent is as follows:

Year #1    $ 61,546.25    per year payable at the rate of
             ----------
           $  5,128.85    on or before the first day of each month.
             ----------

Year #2    $ 64,623.56    per year payable at the rate of
             ----------
           $  5,385,29    on or before the first day of each month.
             ----------

Year #3    $ 67,854.74    per year payable at the rate of
             ----------
           $  5,654 56    on or before the first day of each month.
             ----------

Year #4    $ 71,247.47    per year payable at the rate of
             ----------
           $  5,937.28    on or before the first day of each month.
             ----------

Year #5    $ 74,809.84    per year payable at the rate of
             ----------
           $  6,234.15    on or before the first day of each month.
             ----------

  4. RENTAL ADJUSTMENTS FOR BUILDING OPERATING EXPENSES. Lessee agrees to pay as additional rent for the premises an amount equal to Lessee's proportionate share of the increase in Operating Expenses (as hereinafter defined) in connection with the premises, the office building, and the common areas (hereinafter collectively referred to as the "Property"), which in the aggregate are
in excess of $  1996 Base Year     ("Base Operating Expenses") per annum.
               -------------------
                Operating Expenses

     As used herein, the term "Operating Expenses" shall include (but not be limited to) the following costs of operation and maintenance: Real property taxes and assessments; rent taxes (if applicable); water and sewer charges; insurance premiums; utilities; supply and materials costs; license and permit fees; costs incurred in the management of the Property, including professional management fees; costs for services of independent contractors, and costs of employee compensation (including salaries, employment taxes and fringe benefits) connected with the day-to-day operation, repair, and maintenance of the Property, including without limitation, janitorial service, gardening, security, parking, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, parking and grounds maintenance, snow removal, and refuse service. Operating expenses shall not include depreciation on the building on which the premises are a part or equipment therein, loan payments, or brokerage commissions.

     Leasee's proportionate share of any increase in Operating Expenses is 5.75%. This percentage is that portion of the total gross rentable area of the building occupied by the Lessee hereunder.

     Lessor shall give to Lessee on or before the first day of April of each year following the year in which the Lease commences a statement of the increase in rent payable by Lessee hereunder (both on an annual basis and on a monthly installment basis), but failure

     No Lessee shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the premises in any manner except as approved by the Lessor. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Lessee by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

                                      15

     No furniture, packages, supplies, equipment or merchandise will be received in the building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Lessor.

                                      16

     On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the building, or to the halls, corridors, elevators or stairways in the building, or to the premises may be refused unless the person seeking access is known to the person or employee of the building in charge and has a pass or is properly identified. The Lessor shall in no case be liable for damages for any error with regard to the admission to or exclusion from the building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Lessor reserves the right to prevent access to the building during the continuance of the same by closing the doors or otherwise, for the safety of the Lessees and protection of property in the building and the building.

                                      17

     Lessee shall see that the doors of the premises are closed and securely locked before leaving the building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off, so as to prevent waste or damage, and for any default of carelessness Lessee shall make good all injuries sustained by other tenants or occupants of the building of Lessor.

                                      18

     Lessor reserves the right to exclude or expel from the building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

                                      19

     The requirements of Lessee will be attended to only upon application at the Office of the Building. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from the Lessor, and no employee will admit any person (Lessee or otherwise) to any office without specific instructions from the Lessor.

                                      20

     No vending machine or machines of any description or kind may be maintained or operated upon the premises without the written consent of Lessor.

                                      21

     Lessor shall have the right, exercisable without notice and without liability to Lessee, to change the name and the street address of the building of which the premises are a part.

                                      22

     Lessee shall not disturb, solicit, or canvass any occupant of the building and shall cooperate to prevent same.

                                      23

     Without the written consent of Lessor, Lessee shall not use the name of the building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

                                      24

     The word "building" as used herein means the building of which the premises are a part.

     Lessor to give such Statement by said date shall not constitute a waiver by Lessor of its right to require an increase in rent, so long as such notice is given not later than December 31 of the year in question. Upon receipt of said Statement, Lessee shall pay in full, within fifteen (15) days thereafter. Lessee's share of the total amount of the increase due (based upon the number of months the Lease was in effect during the prior year), and in addition for the then current year Lessee shall pay the Lessor an amount equal to one monthly installment multiplied by the number of months from January in the calendar year in which the Statement is rendered to the month of such payment, both months inclusive. Subsequent monthly installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year, and shall continue until the next comparison year's Statement is rendered. If the next or any succeeding comparison year results in a greater increase in Operating Expenses, then upon receipt of the Statement from Lessor, Lessee shall pay a lump sum equal to Leasee's share of such total increase in Operating Expenses less the total of the monthly installments of estimated increase paid in the previous calendar year for which comparison is then being made; and the estimated monthly installments to be paid for the next year following said comparison year shall be adjusted to reflect such increase. If in any comparison year the Leasee's share of Operating Expenses are less than the preceeding year, then upon receipt of Lessor's Statement, any overpayment made by Lessee on the monthly installment basis provided above shall be credited towards the next monthly rent following due and the estimated monthly installments of Operating Expenses to be paid shall be adjusted to reflect such lower Operating Expenses for the most recent comparison year.

     By way of example and illustration of the above provisions, the following hypothetical Lease is assumed:

     (a) Leasee's base monthly rent is $1,000; (b) Leasee's Lease commenced on July 1 of the prior year; (c) Lessee's portion of the increase in Operating Expenses for the comparison year is $360, or $30 per month; and (d) the Statement is delivered to Lessee on March 1 of the current calendar year.

     Under the above facts, Lessee would be required to pay to Lessor upon receipt of the Statement the sum of $240, representing the monthly increase attributable to the last six months of the year in which the Lease commenced and the first two months of the current calendar year, and commencing March of the current calendar year, Leasee's total monthly rent would be increased to $1,030.

     Lessor agrees to maintain records concerning the cost of Operating Expenses for all comparison years for a period not less than 150 days after the date Lessor delivers to Lessee the Statement setting forth the previous year's cost increase. Lessee shall have the right to inspect and copy such records.

     If the Lease term has expired and Lessee has vacated the premises, when the final determination is made of Lessee's share of Operating Expense increases for the year in which this Lease terminates, Lessee shall immediately pay any increase due over the estimated expenses paid, and conversely, any overpayment made in the event said expense is decreased shall be immediately rebated by Lessor to Lessee.

     USES PROHIBITED. Lessee shall not do or permit anything to be done in or about the premises nor being or keep anything herein which will in any way increase the existing rate of or affect any fire or other insurance upon the building or any of its contents, or cause a cancellation of any insurance policy covering said building or any part thereof or any of its contents. Lessee shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, on or about the premises. Lessee shall not commit or suffer to be committed any waste in or upon the premises.

 6. COMPLIANCE WITH LAW. Lessee shall not use the premises or permit anything to be done in or about the premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the premises excluding structural changes not related to or affected by Leasee's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between Lessor and Lessee.

 7. ALTERATIONS. As of the date Lessor delivers the premises to Tenant and continuing thereafter until the original term expires, Lessee shall have the right to make non-structural alterations, additions and improvements to the premises, including, but not limited to, the installation of partitions, carpeting, light fixtures, window hangings, wall hangings, furnitures, and trade fixtures (the "Improvements"); provided, in no event shall Lessee make such alterations or improvements without first obtaining Lessor's prior approval of the proposed improvement, which consent shall not be unreasonably withheld. Lessee may contract with a third party or Lessor for the construction of such improvements; provided, Lessor shall have the right to approve any such third party contractor, which approval shall not be unreasonably withheld.

     Upon the expiration or termination of the Lease, Lessee, upon Lessor's demand, shall at its cost remove any improvements to the premises which are designated by Lessor to be removed and Lessee shall forthwith and with all due diligence and at its sole cost and expense, repair any damage to the premises caused by such removal. Upon the expiration or termination of the Lease, Lessee shall have the right to remove all improvements owned by it which are not attached or affixed to the premises.

 8. REPAIRS AND DAMAGES. By entry hereunder Lessee accepts the premises as being in good, sanitary order, condition and repair. Lessee hereby waives all rights to make repairs at the expense of Lessor as provided by any law, statute or ordinance now or hereafter in effect. Lessee shall, upon the expiration or sooner termination of the term hereof, surrender the premises to Lessor in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. It is specifically understood and agreed that Lessor has no obligation and has made no promises to any part thereof and that no representations respecting the condition of the premises or the building of which the premises are a part have been made by Lessor to Lessee except as specifically herein set forth.

 9. ABANDONMENT. Lessee shall not vacate or abandon the premises at any time during the term, and if Lessee shall abandon, vacate or surrender said premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned.

10. LIENS. Lessee shall keep the premises and the property in which the premises are situated free from any liens arising out or any work performed, materials furnished or obligations incurred by Lessee.

11. ASSIGNMENT AND SUBLETTING. Lessee shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease, or any interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use the said premises, or any portion thereof, without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall at the option of Lessor, terminate this Lease. Any sublease or assignment agreed to by Lessor shall in no way relieve Lessee of responsibility of making rent payments to Lessor in the event of a default by the assignee or "sub-lessee" in making their rent payments for the terms of the original lease or any extensions thereof. This Lease shall not, nor shall any interest therein, be assignable as to the interest of Lessee by operation of law, without the written consent of Lessor.

12. INDEMNIFICATION OF LESSOR. Lessor shall not be liable to Lessee, and Lessee hereby waives all claims against Lessor, for any injury or damage to any person or property in or about the premises by or from any cause whatsoever, and, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement or other portion of the premises or the building, or caused by gas, fire, oil, electricity or any cause whatsoever in, on or about the premises of the building or any part thereof, Lessee shall hold Lessor harmless from any and all claims or liability from injury or damage to any person or property whatsoever: (1) occurring in or about the premises or any part thereof and (2) occurring in or about any facilities without prejudice to the generality of the term "facilities," elevators, stairways, passageways, hallways and parking areas, the use of which Lessee may have in conjunction with other tenants of the building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of or omission of any duty with respect to the same by Lessee, its agents, servants, employees or invitees.

13. INSURANCE. Lessee agrees during the term hereof to carry public liability insurance covering the premises in an amount of not less than Two Hundred Fifty Thousand Dollars ($250,000.00)for injury and/or death to any one person and Five Hundred Thousand Dollars ($500,000.00) for injury and/or death to any number of persons in any one accident, and property damage insurance in an amount of One Hundred Thousand Dollars($100,000.00) in companies satisfactory to Lessor in the name of Lessee (with Lessor named as an additional insured), to pay the premiums therefor and to deliver said policies or certificates thereof to Lessor, and the failure of Lessee either to effect said insurance in the names herein called for, or to permit Lessor to procure said insurance, or to pay the requisite premiums therefor or to deliver said policies or certificates or duplicates thereof to Lessor, shall permit Lessor to procure said insurance and pay the requisite premiums therefor, which premiums shall be repayable to Lessor with the next installment of rent. Each insurer under the policies required hereunder shall agree by endorsement on the policy issued by it or by independent instrument furnished to Lessor that it will give Lessor no fewer than ten (10) days written notice before the policy or policies in question shall be altered or cancelled.

14. SERVICES AND UTILITIES. Lessor agrees to furnish to the premises during reasonable hours of generally recognized business days, to be determined by Lessor, and subject to the rules and regulations of the building of which the premises are a part, water and electricity suitable for the intended use of the premises, heat and air conditioning necessary for the comfortable use and occupation of the premises, and janitorial service. Lessor shall also maintain and keep lighted the common stairs, entries and toilet rooms in the building of which the demised premises are a part. Lessee shall not be entitled to any abatement or reduction of rental by reason of Lessor's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, lockouts of other labor disturbances or labor disputes of any character, or by any other similar cause, beyond the reasonable control of Lessor; provided, should Lessor fail to furnish such services for a continuous period of time in excess of ten (10) days unless the result of causes beyond Lessor's reasonable control, Lessee shall, as of the eleventh (11th) day have the right to reduce its rental by reason of such failure to supply services. Wherever heat generating machines or equipment are used in the premises which affect the temperature otherwise maintained by the air conditioning system. Lessor reserves the right to install supplementary air conditioning units in the premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Lessee to Lessor upon demand by Lessor.

     Lessee will not, without the written consent of Lessor, use any apparatus or device in the premises, including but without limitation thereto, computers, electronic data processing machines, punch card machines and machines using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the premises as general office space; nor connect with electric current, except through existing electrical outlets in the premises, or water pipes, any apparatus or device, for the purposes of using electric current or water. If Lessee shall require water or electric current in excess of that usually furnished or supplied for use of the premises as general office space, Lessee shall first procure the consent of Lessor, which Lessor may refuse, to the use thereof and Leasee may cause a water meter or electric current meter to be installed in the premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and installation, maintenance and repair thereof shall be paid for by Lessee and Lessee agrees to pay to Lessor promptly upon demand therefor by Lessor for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expenses incurred in keeping account of the water and electric current so consumed.

15. PERSONAL PROPERTY TAXES. Lessee agrees to pay or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all equipment, furniture, fixtures and other personal property located in the premises; except that which may be owned by Lessor.

16. RULES AND REGULATIONS. Lessee shall faithfully observe and comply with the rules and regulations printed as Exhibit "A" to this Lease and all reasonable modifications of and additions thereto from time to time put into effect by Lessor, provided that in such event Lessor shall give notice thereof to Lessee. Lessor shall not be responsible to Lessee for the non-performance by any other tenant or occupant of the building of any of said rules and regulations.

17. HOLDING OVER. If, with Lessor's consent, Lessee holds possession of the premises after the term of this Lease, Lessee shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to the then prevailing rental paid by Lessee at the expiration of the term of this Lease pursuant to all of the provisions of Paragraphs 4 and 5 hereof payable in advance on or upon the first day of each month, and Lessee shall continue in possession until such tenancy shall be terminated by Lessor, or until Lessee shall have given to Lessor a written notice at least one month prior to the date of termination of such monthly tenancy of his intention to terminate such tenancy.

18. ENTRY BY LESSOR. Lessor reserves and shall at any and all times have the right to enter the premises to inspect the same, to supply janitorial service and any other service to be provided by Lessor to Lessee hereunder, and submit said premises to prospective purchasers or tenants, to post notices of nonresponsibility, and to alter, improve or repair the premises and any portion of the building of which the premises are a part, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing the entrance to the premises shall not be blocked thereby, and further providing that the business of Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the premises, excluding Lessee's vaults and safes, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency, in order to obtain entry to the premises, and any entry to the premises obtained by Lessor by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the premises or an eviction of Lessee from the premises or any portion thereof.

19. DEFAULT. The occurrence of any of the following shall constitute a material default and breach of this Lease by Lessee:

          (i) Any failure by Lessee to pay the rental or to make any other payments required to be made by Lessee hereunder (where such failure continues for ten [10] days after written notice thereof by Lessor to Lessee).

          (ii)  The abandonment or vacation of the premises by Lessee.

          (iii) A failure by Lessee to observe and perform any other provision of this Lease to be observed or performed by Lessee, where such failure continues for thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such thirty day period Lessee shall not be deemed to be in default of Lessee shall within such period commence such cure and thereafter diligently prosecute the same to completion.

          (iv) The making by Lessee of any general assignment for the benefit of creditors; the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days): the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the premises or of Lessee's interest in this Lease, including an attempted assumption of this Lease by the Trustee under Section 70B of the Bankruptcy Act, where possession is not restored to Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     In the event of any such default by Lessee, then in addition to any other remedies available to Lessor at law or in equity, Lessor shall have the immediate option to terminate this Lease and all rights of Lessee hereunder by giving written notice of such intention to terminate. In the event that Lessor shall elect to so terminate this Lease then Lessor may recover from Lessee:

          (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

          (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Lessee proves could have been reasonably avoided; plus

          (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided; plus

          (iv) Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform his obligation under this Lease or which in the ordinary course of things would be likely to result therefrom, and

          (v) At Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "rent," as used herein, shall be deemed to be and to mean the rental, rental adjustment payments and all other sums required to be paid by Lessee pursuant to the term of this Lease.

     As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum. As used in paragraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank at the time of award plus one percent (1%).

     In the event of any such default by Lessee, Lessor shall also have the right, with or without terminating this Lease, re-enter the premises and remove all persons and property from the premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee.

     In the event of the vacation or abandonment of the premises by Lessee or in the event that Lessor shall elect to reenter as provided above or shall take possession of the premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Lessor does not elect to terminate this Lease as provided above, then Lessor may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the premises or any part thereof for such term or terms and conditions as Lessor in its sole discretion may deem advisable with the right to make alterations and repairs to the premises.

     In the event that Lessor shall elect to so relet, then rentals received by Lessor from such reletting shall be applied; first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alteration and repairs to the premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rentals received from such reletting during any month which is applied by the payment of rent hereunder, be less than the rent payable during that month by Lessee hereunder, then Lessee shall pay such deficiency to Lessor immediately upon demand therefor by Lessor. Such deficiency shall be calculated and paid monthly. Lessee shall also pay to Lessor, as soon as ascertained, any costs and expenses incurred by Lessor in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

     No re-entry or taking possession of the premises by Lessor pursuant to this Paragraph 19 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor because of any default by Lessee, Lessor may at any time after such reletting elect to terminate this Lease for any such default.

20. RECONSTRUCTION. In the event the premises or the building of which the premises are a part are damaged by fire or other perils covered by extended coverage insurance, Lessor agrees to forthwith repair the same; and this Lease shall remain in full force and effect, unless otherwise terminated in accordance with this Article, except that Lessee shall be entitled, to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the premises. Provided, however, if the damage or destruction renders the premises or the common areas of the building providing access to the premises unusable, Lessee may terminate this Lease effective as of the date of the damage and destruction by giving notice thereof in writing to Lessor unless Lessor shall, after receipt of the notice, immediately take all necessary emergency action so that the premises can be utilized for Leasee's normal business use with a minimum of disruption and thereafter Lessor, within seven (7) days of the date Leasee's notice is given commences removal of the debris and the restoration of the premises. If notwithstanding such damage or destruction the building in which the premises is located remains open for business with the public, Lessor's restoration and repair shall be completed as soon as reasonably feasible and in no event later than one-hundred twenty (120) days after such damage and destruction. If the premises and/or the building are so damaged or destroyed that it will not be open to the public or usable by Lessee for a period in excess of one hundred twenty (120) days, Lessee shall have the right to terminate this Lease by giving Lessor written notice thereof, said notice to be effective as of the date it is given.

     In the event the destruction of the premises or of the building is to an extent greater than twenty-five percent (25%) of the then full replacement value, then Lessor shall have the option either: (1) to repair or restore such damage, this Lease continuing in full force and effect; provided, Lessee has not terminated this Lease in accordance with the provisions of this Article, but the rent to be proportionately reduced as provided above in this paragraph; or (2) give notice to Lessee at any time within thirty (30) days after such damage, terminating this Lease as of the date of such notice. In the event of giving of such notice, this Lease shall expire and all interest to the Lessee in the premises shall terminate on the date so specified in such notice and the rent, reduced by any proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by Lessee in the premises, shall be paid up to date of such termination.

     Notwithstanding anything to the contrary contained in this Paragraph, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the premises when the damage resulting from any casualty covered under this Paragraph occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

     Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacement of any panels, decoration, office fixtures, railing, ceiling, floor covering partitions, or any other property installed in the premises by Lessee.

21. EMINENT DOMAIN. If all or any part of the premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Lessor shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease. If a part of the premises shall be so taken or appropriated and neither party hereto shall elect to terminate this Lease, the rental thereafter to be paid shall be equitably reduced. Before Lessee may terminate this lease by reason of taking or appropriation as above provided, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Lessee's use of the premises for a period in excess of sixty (60) days. If any part of the building other than the premises shall be so taken or appropriated, Lessor shall have the right, at its option, to terminate this Lease and shall be entitled to the entire award, as above provided.

22. PLATS AND RIDERS. Clauses, plats and riders, if any, signed or initialed by Lessor and Lessee and endorsed on or affixed to this Lease are a part hereof.

23. SALE BY LESSOR. In the event of a sale or conveyance by Lessor of the building containing the premises, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease shall not be affected by any such sale, and Lessee agrees to attorn to the purchaser or assignee.

24. ATTORNEYS' FEES. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding such amount as the Court may adjudge reasonable as attorneys' fees.

                                  EXHIBIT "A"
                       RULES AND REGULATIONS ATTACHED TO
                         AND MADE A PART OF THIS LEASE

                                       1

     No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the building without the written consent of Lessor first having been obtained and Lessor shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee.

     All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved of by Lessor.

     Lessor shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the premises; provided, however, the Lessor is to furnish and install a building standard drapery or blinds at all exterior windows.

                                       2

     The bulletin board or directory of the building will be provided exclusively for the display of the name and location of Lessee only and Lessor reserves the right to exclude any other name therefrom.

                                       3

     The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Lessees or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Lessor shall be prejudicial to the safety, character, reputation and interests of the building and its Lessees, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Lessee normally deals in the ordinary course of Lessee's business unless such persons are engaged in illegal activities. No Lessee and no employees or invitees of any Lessee shall go upon the roof of the building.

                                       4

     Lessee shall not alter any lock or install any new or additional locks or any bolts on any door of the premises.

                                       5

     The toilet rooms, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees shall have caused it.

                                       6

     Lessee shall not overload the floor of the premises or mark, drive nail, screw or drill into the partitions, woodwork or plaster, or in any way deface the premises of any part thereof, without Lessor's written consent.

                                       7

     No furniture, freight or equipment of any kind shall be brought into the building without the consent of Lessor and all moving of the same into or out of the building shall be done at such time and in such manner as Lessor shall designate. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the building and also the times and manner of moving the same in and out of the building. Safes or other heavy objects shall, if considered necessary by Lessor, stand on wood strips of such thickness as is necessary to properly distribute the weight. Lessor will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the building by moving or maintaining any such safe or other property shall be repaired at the expense of Lessee.

                                       8

     Lessee shall not employ any person or persons other than the janitor of Lessor for the purpose of cleaning the premises unless otherwise agreed to by Lessor. Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the building for the purpose of cleaning the same. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Lessor shall in no way be responsible to any Lessee for any loss of property on the premises, however occurring, or for any damage done to the effects of any Lessee by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture or other special services.

                                       9

     Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit or suffer the premise to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept in or about the premises or building.

                                      10

     No cooking shall be done or permitted by any Lessee on the premises, nor shall the premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes.

                                      11

     Lessee shall not use or keep in the premises or the building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or airconditioning other than that supplied by Lessor.

                                      12

     Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Lessor. The location of telephones, call boxes and other office equipment affixed to the premises shall be subject to the approval of Lessor.
                                      13

     Each Lessee, upon the termination of the tenancy, shall deliver to the Lessor the keys of offices, rooms and toilet rooms which shall have been furnished the Lessee or which the Lessee shall have had made, and in the event of loss of any keys so furnished, shall pay the Lessor therefor.

25. SURRENDER OF PREMISES. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall at the option of the Lessor, terminate all or any existing sublease or subtenancies, or may, at the option of Lessor, operate as an assignment to it of any or all such subleases or subtenancies.

26. WAIVER. The waiver by Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

27. NOTICES. All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by the Lessor to the Lessee shall be sent by United States certified or registered mail, postage prepaid, addressed to the Lessee as follows, or to such other place as the Lessee may from time to time designate in a notice to the Lessor. All notices and demands by the Lessee to the Lessor shall, be sent by United States certified or registered mail, postage prepaid, addressed to the Lessor as follows, or to such other person or place as the Lessor may from time to time designate in a notice to the Lessee.


        LESSOR'S ADDRESS                               LESSEE'S ADDRESS

  Judge Building Group                             City Search, Inc.
------------------------------------------        ------------------------------
  Judge Building, Suite 200                        4502 Dyer Street, Suite 201
------------------------------------------        ------------------------------
  8 East Broadway, Salt Lake City, Utah 84111      La Cresenta, CA 91214
------------------------------------------        ------------------------------
  Attention: Daniel A Miller                       Attention: Chief Financial
------------------------------------------        ------------------------------
                                                   Officer
                                                  ------------------------------

     Whenever this Lease requires Lessee to obtain consent from Lessor prior to acting, such consent shall be obtained from the General Partner of Lessor.

28. DEFINED TERMS AND MARGIN HEADINGS. The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Lessee the obligations hereunder imposed upon Lessee shall be joint and several. The marginal headings and titles to the paragraphs of the Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

29. TIME. Time is of the essence of this Lease and each and all of its provisions.

30. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

31. COMMON AREAS - All those portions of the Property not occupied by the buildings thereon or not set aside for the exclusive use of the Lessor or of a particular Lessee shall be common area available for the joint use of Lessor and all tenants of the Property, their customers, invitees, and employees for receipt of goods, and for general right of passage access to the respective buildings, stores, suites, and rented or leased areas. Lessor reserves the right to construct additional buildings on the Property or to enclose or otherwise devote portions of the common area to the exclusive use of the Lessor or of specific tenant or tenants.

32.  SECURITY DEPOSIT. Lessee has deposited with Lessor the sum of  $5,128.85
                                                                    ---------
________________________________________________________________________________

________________________________________________________________________________

Said sum shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent, and maintaining premises in good condition, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any damages, or other sum in default, or for the payment of any other amount which Lessor may spend by reason of Leasee's default or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied. Lessee shall, upon demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit.

     If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessee's option, to the last assignee of Lessee's interest hereunder)at the expiration of the Lease term. In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest.

33. COMPLETION OF PREMISES. If applicable, Lessor shall use reasonable speed and diligence in completing the premises for the certification of occupancy no later than the commencement date of this Lease. In the event Lessor is delayed in obtaining certification of occupancy due to an act of God, fire, earthquake, explosion, war, riot, inability to procure materials of labor, failure of transportation, strikes, action of labor unions, condemnation, lawful orders of government authorities or any other cause not within the reasonable control of Lessor, the commencement date and the ending date of this Lease shall be changed commensurate with the delay as aforesaid.

34. FORCE MAJEURE. Except for purpose of rental, Lessor and Lessee shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond the respective control of each including labor disputes, civil commotion, war, governmental regulations or controls, fire or other casualty, weather, inability to obtain any material or services, or acts of God.

35. SUBORDINATION, ATTORNMENT. This Lease, at Lessor's option, shall be subordinate to the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the demised premises are a part, and to any and all advances made on the security thereof, and thereof; provided, however, that as to the lien of any such deed of trust or mortgage Lessee's right to quiet possession of the premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust, or ground lease, and shall give written notice to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Lessor covering the demised premises, Lessee shall attorn to the purchaser upon any much foreclosure or sale and recognize such purchaser as the Lessor under this Lease.

36. WAIVER OF SUBROGATION. So long as their respective insurers so permit, Lessee and Lessor hereby mutually waive their respective rights of recovery against each other for any loss insured by liability, fire, extended coverage and other property insurance policies existing for the benefit of the respective party. Each party shall obtain any special endorsements, if required by their insurer evidence compliance with the aforementioned waiver.

37. LESSOR LIABILITY. Lessee covenants and agrees that, if Lessor is a partnership or corporation, any claims that Lessee may have now or hereafter against Lessor shall be asserted against, and satisfiable only out of the assets of the Lessor partnership or corporation, as may be the case, and not from any of the personal assets of any of the individual partners, officers, directors or stockholders of Lessor, and Lessee hereby waives and releases each of the individual partners, officers, directors and stockholders, now or hereafter existing in Lessor's partnership or corporation, as may be the case, together with their estates, representatives and assigns.

     IN WITNESS WHEREOF Lessor and Lessee have executed this Lease the day and year first above written.

LESSOR                                  LESSEE


     JUDGE BUILDING GROUP                    CITY SEARCH, INC.
--------------------------------------  ----------------------------------------
By

By   /s/ Daniel A. Miller               By   /s/ Brad Ramberg
   -----------------------------------     -------------------------------------
   Daniel A. Miller                        Brad Ramberg
   Owner/Partner                           Chief Financial Officer


Lessee agrees to comply and conform with municipal, state, and federal laws and statutes that are in effect concerning hazardous waste, toxic substances, and chemical substances. Lessee agrees to indemnify Lessor and hold Lessor free and harmless from any liability and cost caused by Lessee's maintenance of hazardous waste and other toxic substances on or about the premises. Lessee shall have the obligation to store and dispose of such waste at Lessee's expense.

Exhibits "A" and "B" attached hereto are incorporated herein by this reference.

                                  EXHIBIT 'B'

                     [THIRD LEVEL FLOOR PLAN APPEARS HERE]

                              LEASE ADDENDUM "A"
                              -------------------

This Lease Addendum "A" ("Addendum") is entered into on this 10th day of September, 1996, by and between Judge Building Group, as Lessor, and City Search, Inc., as Lessee, and modifies and supersedes the provisions of the printed form lease agreement ("Lease") entered into between the parties on the same date hereof covering Suite 300 ("Premises") at the Judge Building, 8 East Broadway, Salt Lake City, Orem, Utah, in the event of any inconsistencies between the two.

1. Lease commencement date shall be the date of completion of improvements to the Premises, which is estimated to be 45 days from execution of the Lease. Lessee shall pay first month's rent and security deposit upon execution of the Lease.

2. Lessor shall build-out the Premises in accordance with the layout and specifications contained in Exhibit "B" attached hereto. Lessor will install dedicated conduit for all electrical, telephone, and data outlets indicated on Exhibit "B." Carpeting allowance shall be $14.00 per yard installed. Build-out shall be done in accordance with building standard construction (vanilla finish) for wall, doors, jambs, base, lighting, standard grid ceiling, and HVAC. Any upgrades desired by Lessee shall be at Lessee's expense. Lessee, however, may elect to have "open ceiling environment" instead of a grid ceiling, in which case Lessee shall pay 50% of the net additional cost of the open ceiling environment. Within seven days of execution of the Lease, Lessor shall submit to Lessee an estimate of the net additional cost of the open ceiling environment, and Lessee shall notify Lessor within five days thereafter if it desires to have an open ceiling environment. If Lessee does not notify Lessor of its decision within said five day period, Lessor shall be entitled to proceed with installation of the standard grid ceiling. In the event Lessee selects the open ceiling environment, Lessee understands that sound acoustics of the Premises will diminish and that certain exposed equipment and fixtures that serve the Premises will make the Premises noisier and louder, and Lessee agrees that Lessor shall have no responsibility or obligation to mitigate such increased sound or noise levels.

3. Lessee shall have access to the premises seven days a week. Lessee's business hours may extend to after normal business hours and weekends, with use of HVAC at no extra cost. However, Lessee agrees not to work multiple shifts or have over-lapping shifts. Further, Lessee agrees not to have more than 40 employees that work throughout the day at the premises, excepting out of town personnel that work on a non-recurring basis and regional sales meetings. Lessor will, however, allow Lessee to exceed said limit to meet demand during periodic peak business cycles as long as the use of additional employees does not interfere with any other tenant's peaceful enjoyment of their premises; and provided, further, that the limit in no event can exceed 50 people without first obtaining Lessor's prior written consent.

4. Upon execution of the Lease and Pending completion of the premises, Lessee shall have free use of the space directly east of the Premises, known as Suite
310. Suite 310 consists of approximately 3,000 feet. Lessor shall install ceiling lights and light fixtures in Suite 310, but Lessee shall otherwise occupy Suite 301 in its "as-is" condition, and shall be responsible for all other improvements it needs or desires, including additional electrical, walls, carpeting, etc. Lessee shall also provide its own janitorial service for said suite. Lessee shall vacate Suite 310 at the time of completion of the Premises.

5. Lessee shall have the right to five (5) free parking spaces in the Convenience Parking Lot, located between 400 South and 500 South and Main Street, for as long as Lessor has the right to lease such parking from the owner of said lot. In the event Lessor looses the right to lease any of said parking spaces, there shall be a rent credit to Lessee in the amount of $35.00 per month per space. In addition, Lessee shall have the right to rent an additional 13 spaces in said lot at the same rate that Lessor pays (currently around $35 per month), provided Lessee rents such spaces concurrently with the execution of this Lease. If Lessee later reduces the amount of such parking spaces, Lessor shall have no obligation to provide the "surrendered" spaces to Lessee for the remainder of the Lease term.

     Lessee shall also have the right to two unreserved parking spaces, at the prevailing monthly rates, in the Exchange Place Garage, located to the east of the Judge Building. The cost of such parking shall be paid by Lessee.

     Other than as provided above, Lessor shall have no further obligation to provide parking to Lessee.

6. Lessee shall have an option to extend the term of the Lease for an additional five years under the following terms and conditions:

     a. Lessee must deliver written notice to Lessor of its intention to extend the term of the Lease at least 6 months prior to the expiration of the initial term of the Lease.

     b. The base lease rate for the first year of the extension term shall be 5% greater than the base rate for the fifth year of the initial Lease term (or at such mutually agreed to rate that is determined within 30 days after Lessee serves notice of its desire to extend the term of the Lease), with 5% annual base rate increases thereafter. The expense pass-through provisions of Paragraph 4 of the Lease, as modified herein, shall continue in effect.

     c. Lessee must not be in breach or default of the Lease at the time of exercise of the extension option, or have been more than 10 days late in the payment of rent more than 5 times during the initial Lease term, unless waived by Lessor.

     d. All other terms and provisions of the Lease and Addendum shall remain in full force and effect during the extension term.

7. Effective one year after the Lease commencement date, Lessee shall have a limited, one time, right of first refusal to lease Suite 310 in accordance with the following terms and conditions:

     a. Lessee must have been timely in its rent payments and not otherwise in breach of the Lease.

     b. Lessee shall have the right to lease Suite 310 under the same terms as Lessor is willing to lease such space to a new tenant ("New Tenant"). Lessee shall have three days in which to elect in writing to lease Suite 310 after Lessor informs Lessee in writing of the lease terms for the New Tenant. In the event Lessee exercises it right of first refusal, it shall have a tenant improvement allowance equal to Lessor's cost of providing tenant improvement for the New Tenant, with any additional improvement cost to be borne by Lessee.

     c. Lessee shall execute a new lease for Suite 310 within four days after exercise of it right of first refusal, and its failure to timely do so shall result in a relinquishment and release of its right of first refusal.

     d. If Lessee does not timely elect to lease such space within the three day notice period as above provided, Lessee shall have no further right of first refusal to lease such space, unless Lessor fails to consummate a lease with the New Tenant. If Lessor fails to consummate a lease with the New Tenant, then Lessee shall continue to have a right of first refusal, on the same terms provided herein, until such time as Lessor consummates a lease with a New Tenant for Suite 310.

     e. Time is strictly of the essence herein, it being acknowledged by Lessee that the right of first refusal granted to Lessee hereby is an impediment to Lessor's ability to freely lease Suite 310.

8. The 12% interest charge provided in Paragraph 3 of the Lease shall be applicable only if and when Lessee is more than 30 days late in its payment of rent.

9. Paragraph 4 of the Lease is modified as follows: Notwithstanding Lessee's calculated portion of increases in operating expenses above base year expenses in any given year, as per paragraph #4 of the Lease, Lessee's portion of increase in any given year shall not exceed the equivalent of a 2% increase in Lessee's then prevailing base lease rate. This 2% "cap" on expense pass-throughs shall be cumulative annually.

The 15 days reference in the fourth paragraph of Paragraph 4 of the Lease shall be extended to 30 days.

10. Paragraph 5, line 2, of the Lease is modified by deleting the words "or other" and adding the word "liability."

11. Paragraph 6, line 6, of the Lease is modified by adding the phrase "and excluding any noncomplying conditions existing prior to the commencement of Lessee's lease" after the phrase "Lessee's improvements or acts."

12. Paragraph 7 of the Lease is modified as follows: Lessee shall have the right to make non-structural modifications or additions not exceeding $2,000 in cost without obtaining Lessor's consent. For any modifications or additions that require Lessor's consent, Lessor shall indicate whether it will require removal of such modifications or additions at the time Lessor gives its consent.

13. Paragraph 8 of the Lease is modified as follows: The second sentence of said paragraph is hereby deleted, and the following sentence substituted in lieu thereof: "Any repairs to the Premises (other than those required because of the nature of Lessee's operations) that are required to be made by Lessor in order to comply with applicable law, statute, or ordinance now or hereafter in effect, shall not be made without the joint approval of Lessor and Lessee."

14. Paragraph 12 of the Lease is modified as follows: The indemnification and waiver provisions therein shall be mutual between Lessor and Lessee, and shall not be applicable for any damage or injuries caused by the negligence, recklessness, or wanton disregard of the parties.

15. Paragraph 13 of the Lease is modified as follows: Lessee shall only be required to provide insurance information upon Lessor's request.

16. Paragraph 14, second paragraph, of the Lease and Regulation #6 shall be modified as follows: (a) Lessee shall be entitled to drive nails and screws to hang art, whiteboard, corkboards, etc, as part of normal business operations without the prior written consent of Lessor; (b) The failure to provide services and rent reduction right time periods are changed from 10 and 11 days, respectively, to 3 & 4 days respectively; (c) Lessee shall have the right to use computers (except for main frame type computers).

17. To the extent that Paragraph 19, sixth paragraph, beginning with the phrase "As used in subparagraphs (i) and (ii) above" is considered to include prejudgment interest, it shall be applicable only if Utah law allows prejudgment interest.

18. Paragraph 20 of the Lease is modified as follows: (a) 25% is changed to 30%; (b) The phrase "as of the date notice is given" is changed to "as of the date the premises becomes unusable."

19.  Paragraph 23 of the Lease is changed by adding the following sentence:
"Lessee, however, shall have the right to deliver a statement to Lessor's successor in interest that sets forth any claims or grievances that Lessee has against Lessor."

20. Paragraph 26, line 1, of the Lease is amended by adding the phrase "or by Lessee" after the words "by Lessor."

21. All notices sent by Lessor pursuant to Paragraph 27 of the Lease shall be noted: "Attention: Chief Financial Officer."

22. The sentence of Regulation #8 beginning with the phrase "Lessor in no way shall be responsible" is hereby deleted.

23.  Regulations #10 & #15 are hereby deleted.

24. Regulation #21 is modified as follows: Lessor shall give notice to Lessee of any building name or address changes.

25. Concurrently with the execution of the Lease and this Addendum, Lessee shall deliver to Lessor a corporate resolution duly authorizing Lessee's execution of the Lease and Addendum.

IN WITNESS WHEREOF Lessor and Lessee have executed this Addendum "A" the day and year first above written.

Lessor:  The Judge Building Group

         by:  [SIGNATURE ILLEGIBLE]
             -----------------------
                Managing Partner

Lessee:  City Search, Inc

         by:  [SIGNATURE ILLEGIBLE]
             ------------------------
             Its ____________________